Exhibit 10.1

EXCHANGE AGREEMENT

dated as of September 27, 2022

by and among

ABRAXAS PETROLEUM CORPORATION

and

BIGLARI HOLDINGS, INC.

TABLE OF CONTENTS

Page

ARTICLE I PURCHASE; CLOSING ...     1

Section 1.1         Exchange...      1

.

Section 1.2         Closing...       1

Section 1.3         Closing Conditions ...       2

ARTICLE II REPRESENTATIONS AND WARRANTIES...        3

Section 2.1         Representations and Warranties of the Company ...        3

Section 2.2         Representations and Warranties of Holdings ...        5

ARTICLE III COVENANTS ...        7

Section 3.1         Filings; Other Actions ...        7

Section 3.2         Corporate Actions...         7

Section 3.3         State Securities Laws...         7

Section 3.4         Takeover Statutes...         7

ARTICLE IV MISCELLANEOUS...         8

Section 4.1         Expenses ...        8

Section 4.2         Amendment; Waiver...       8

Section 4.3         Counterparts...         8

Section 4.4         Governing Law; Submission to Jurisdiction...         8

Section 4.5         WAIVER OF JURY TRIAL ...        8

.

Section 4.6         Notices...         9

Section 4.7         Entire Agreement...         10

Section 4.8         Assignment...         10

Section 4.9         Interpretation; Other Definitions...        10

Section 4.10         Severability...        11

Section 4.11         No Third Party Beneficiaries...         12

Section 4.12         Termination...         12

Section 4.13         Effects of Termination ...        12

Section 4.14         Non‑Recourse...         12

INDEX OF DEFINED TERMS

Term	Location of Definition
Affiliate	4.9(j)
Agreement	Preamble
Amendment	1.3(a)(ii)
Approval	2.1(b)
Board	Recitals
business day	4.9(h)
Closing	1.2(a)
Closing Date	1.2(a)
Common Stock	Recitals
Company	Preamble
control/controlled by/under common control with	4.9(j)
Exchange	1.1
extent	4.9(g)
from, to, until	4.9(f)
Governmental Entity	1.3(a)(i)
herein, hereof and hereunder	4.9(c)
Holdings	Preamble
including, includes, included and include	4.9(b)
Law	4.9(k)
Non‑Recourse Party	4.14
or	4.9(a)
Outside Date	4.12(b)
Party or Parties	Preamble
Person	4.9(i)
Preferred Shares	Recitals
Representatives	4.9(l)
SEC	2.2(b)
Securities Act	2.1(e)
Stock Consideration	Recitals
Takeover Statutes	4.9(m)

THIS EXCHANGE AGREEMENT, dated as of September 27, 2022 (this “Agreement”), is made by and between Abraxas Petroleum Corporation, a Nevada corporation (the “Company”), and Biglari Holdings, Inc., an Indiana corporation (“Holdings” and each of the Company and Holdings referred to herein as a “Party” and together, the “Parties”).

RECITALS:

WHEREAS, on September 14, 2022, Holdings purchased from AG Energy Funding, LLC, a Delaware limited liability company, 685,505 shares of Series A Preferred Stock of the Company, constituting all of the Series A Preferred Stock of the Company currently outstanding (the “Preferred Shares”); and

WHEREAS, Holdings has proposed to the Company an exchange of the outstanding Preferred Shares into shares of common stock of the Company, par value $0.01 per share (“Common Stock”), equal to 90,631,287 shares of Common Stock (the “Stock Consideration”); and

WHEREAS, the Board of Directors of the Company (the “Board”) has determined that it is in the best interests of the Company and the holders of the Common Stock to accept and approve the proposed exchange offer; and

WHEREAS, subject the approval of the Company’s stockholders, the Company desires to authorize additional shares of Common Stock by filing an Amendment to the Company’s Articles of Incorporation, as amended, to permit the conversion of the Preferred Shares to Common Stock as set forth above and to provide additional authorized shares of Common Stock for future issuance, if and as deemed appropriate by the Board.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the Parties agree as follows:

ARTICLE I

PURCHASE; CLOSING

Section 1.1    Exchange. Upon the terms and conditions set forth herein, at the Closing, Holdings shall transfer to the Company, and the Company shall acquire from Holdings, the Preferred Shares in exchange for the issuance of the fully paid and non-assessable Stock Consideration to Holdings (the “Exchange”).

Section 1.2    Closing

.(a)    Subject to the terms and conditions hereof, the closing of the Exchange (the “Closing”) shall be held at the offices of Dykema Gossett PLLC, 112 E. Pecan Street, Suite 1800, San Antonio, Texas, 78205, at 8:00 a.m. San Antonio time as soon as reasonably practicable after the conclusion of the meeting of the Company’s stockholders at which the authorization of additional shares of Common Stock referred to in Section 1.3(a)(ii) has been approved, or at such other time and place as the Company and Holdings agree (the “Closing Date”).

(b)    In addition and subject to the satisfaction or waiver on the Closing Date of the conditions to the Closing in Section 1.3, at the Closing:

(i)    the Company will (A) cause the number of shares of Stock Consideration to be registered in the name of Holdings with the transfer agent of the Company in book‑entry form, and (B) deliver to Holdings all other documents, instruments and writings required to be delivered by the Company to Holdings pursuant to this Agreement or otherwise required in connection herewith; and

(ii)    Holdings will deliver to the Company a Stock Power and Assignment in the form attached hereto as Exhibit A, duly executed by Holdings, pursuant to which Holdings will assign and transfer all of the Preferred Shares to the Company and deliver to the Company all other documents, instruments and writings required to be delivered by Holdings to the Company pursuant to this Agreement.

Section 1.3    Closing Conditions

.

(a)    The obligations of Holdings, on the one hand, and the Company, on the other hand, to effect the Closing, are subject to the satisfaction or, to the extent permitted by applicable Law, waiver by Holdings and the Company (acting at the direction of the Board) at or prior to the Closing of the following conditions:

(i)    no temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any federal, state, local or foreign governmental entity (“Governmental Entity”) and no Law shall be in effect restraining, enjoining, making illegal or otherwise prohibiting the consummation of the transactions contemplated by this Agreement; and

(ii)    the Company shall have filed with the Nevada Secretary of State an amendment to its Articles of Incorporation, as amended, increasing its duly authorized shares of Common Stock from 20,000,000 to 150,000,000 shares (the “Amendment”).

(b)    The obligations of Holdings to effect the Closing are also subject to the satisfaction or, to the extent permitted by applicable Law, waiver by Holdings at or prior to the Closing of the following conditions:

(i)    the representations and warranties of the Company set forth in Sections 2.1(a), 2.1(b), 2.1(c) and 2.1(f), shall be true in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that such representation or warranty speaks to an earlier date, in which case as of such earlier date);

(ii)    the Company shall have performed in all material respects its obligations required to be performed by it pursuant to this Agreement at or prior to the Closing; and

(iii)    Holdings shall have received a certificate signed on behalf of the Company by a senior executive officer certifying to the effect that the conditions set forth in Section 1.3(b)(i) and (ii) have been satisfied.

(c)    The obligation of the Company to effect the Closing is also subject to the satisfaction or, to the extent permitted by applicable Law, waiver by the Company (acting at the direction of the Board) at or prior to the Closing of the following conditions:

(i)    the representations and warranties of Holdings set forth in Section 2.2 hereof shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that such representation or warranty speaks of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such date);

(ii)    Holdings shall have performed in all material respects its obligations required to be performed by it pursuant to this Agreement at or prior to the Closing; and

(iii)    the Company shall have received a certificate signed on behalf of Holdings by a senior executive officer (or equivalent) thereof certifying to the effect that the conditions set forth in Section 1.3(c)(i) and (ii) have been satisfied by Holdings.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1    Representations and Warranties of the Company

. Company hereby represents and warrants to Holdings as follows:

(a)    Company is a corporation duly formed, validly existing and in good standing under the laws of the State of Nevada and has all requisite power and authority and all governmental licenses, authorizations, consents and approvals necessary to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement.

(b)    None of the execution, delivery and performance of this Agreement by Company, the issuance of the Stock Consideration or the consummation of the transactions contemplated hereby (i) subject to the approval of the Company’s stockholders of the Company’s increasing its duly authorized shares of Common Stock from 20,000,000 to 150,000,000 shares (the “Approval”) and the filing of the Amendment, constitutes or will constitute a violation of the organizational documents of Company, (ii) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which Company is a party or by which Company or any of its properties may be bound, (iii) violates or will violate any Law applicable to Company or any of its properties in an any judgment, ruling, order, writ, injunction or decree to which its property is or was a party, or (iv) results or will result in the creation or imposition of any lien, charge or encumbrance upon the Stock Consideration. Company has 10,070,143 shares of Common Stock outstanding and no additional shares of Common Stock are contemplated to be issued other than in connection with the transactions contemplated by this Agreement.

(c)    This Agreement has been duly authorized, executed and delivered by Company, and Company has all requisite power and authority to consummate the transactions set forth in this Agreement in accordance with and upon the terms and conditions set forth in this Agreement. This Agreement is a valid and legally binding agreement of Company, enforceable against Company in accordance with its terms; provided that the enforceability hereof may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally.

(d)    Other than the securities or “Blue Sky” Laws of the various states, the filing with and acceptance by the Nevada Secretary of State of the Amendment, no consent or approval of or with any court or Governmental Entity having jurisdiction over Company is required in connection with the execution, delivery and performance of this Agreement, or the consummation by Company of the transactions contemplated by this Agreement.

(e)    Assuming the accuracy of the representations and warranties of Holdings contained in Section 2.2, the issuance and sale of the Stock Consideration to Holdings pursuant to this Agreement is exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”).

(f)    The shares of Stock Consideration have been duly authorized by all necessary corporate action. When issued against receipt of the consideration therefor as provided in this Agreement, such Stock Consideration will be validly issued, fully paid and nonassessable, will not subject the holders thereof to personal liability, will not be subject to preemptive rights of any other stockholder of the Company, and will effectively vest in Holdings good and marketable title to all such securities, be free and clear of all liens, except restrictions imposed by the Securities Act, and any applicable state or foreign securities Laws.

(g)    Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(h)    No fees or commissions are or will be payable by Company or its Affiliates to brokers, finders, or investment bankers with respect to the consummation of the transactions contemplated by this Agreement.

(i)    EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES MADE BY THE COMPANY IN THIS ARTICLE II, NEITHER THE COMPANY NOR ANY OTHER PERSON MAKES (AND HOLDINGS HEREBY ACKNOWLEDGES AND AGREES ON BEHALF OF ITSELF AND ITS AFFILIATES AND REPRESENTATIVES THAT IT HAS NOT RELIED UPON) ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WITH RESPECT TO THE STOCK CONSIDERATION OR THE COMPANY OR ANY OF THE COMPANY’S SUBSIDIARIES OR THEIR RESPECTIVE BUSINESSES, OPERATIONS, ASSETS, LIABILITIES, CONDITION OR PROSPECTS, AND THE COMPANY HEREBY DISCLAIMS ANY SUCH OTHER REPRESENTATIONS OR WARRANTIES. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, NOTHING IN THIS AGREEMENT SHALL LIMIT THE RIGHT OF HOLDINGS TO RELY ON THE REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN ANY CERTIFICATE DELIVERED HEREUNDER, NOR WILL ANYTHING IN THIS AGREEMENT OPERATE TO LIMIT ANY CLAIM BY HOLDINGS FOR FRAUD.

Section 2.2    Representations and Warranties of Holdings

. Holdings hereby represents and warrants to Company as follows:

(a)    Holdings (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Indiana, and (ii) has all requisite power and authority and all governmental licenses, authorizations, consents and approvals necessary to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement.

(b)    The Stock Consideration is being acquired as an investment for Holdings’ own account and not as a nominee or agent. Holdings is purchasing the Stock Consideration in the ordinary course of its business and has not entered into any arrangement with any person to resell the Stock Consideration or to participate in a distribution of the Stock Consideration. Holdings is an “accredited investor” within the meaning of Securities and Exchange Commission (“SEC”) Rule 501 of Regulation D, as presently in effect and is knowledgeable and experienced in finance, securities and investments and has had sufficient experience analyzing and investing in securities similar to the Stock Consideration so as to be capable of evaluating the merits and risks of an investment in the same. Holdings is able to bear the economic risk of an investment in the Stock Consideration. Holdings understands that the Stock Consideration has not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Holdings’ representations as expressed herein. Holdings understands that the shares of Stock Consideration are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Holdings must hold the Stock Consideration indefinitely unless it is registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Holdings acknowledges that Company has no obligation to register or qualify the Stock Consideration for resale. Holdings further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Stock Consideration, and on requirements relating to Company that are outside of Holdings’ control, and that Company is under no obligation, and may not be able, to satisfy.

(c)    None of the execution, delivery and performance of this Agreement by Holdings, the purchase of the Stock Consideration, or the consummation of the transactions contemplated hereby (i) constitutes or will constitute a violation of the organizational documents of Holdings, (ii) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which Holdings is a party or by which Holdings or any of its properties may be bound or (iii) violates or will violate Law applicable to Holdings or any of its properties in any judgment, ruling, order, writ, injunction or decree to which its property is or was a party.

(d)    No fees or commissions will be payable by Holdings or its Affiliates to brokers, finders, or investment bankers with respect to the purchase of the Stock Consideration or the consummation of the transaction contemplated by this Agreement.

(e)    This Agreement has been duly authorized, executed and delivered by Holdings, and Holdings has all requisite power and authority to purchase and acquire the Stock Consideration in accordance with and upon the terms and conditions set forth in this Agreement. All actions required to be taken by Holdings for the purchase and acquisition of the Stock Consideration and the consummation of the transactions contemplated by this Agreement have been validly taken. This Agreement is a valid and legally binding agreement of Holdings, enforceable against Holdings in accordance with its terms; provided that the enforceability hereof may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally.

(f)    No consent or approval of or with any court or Governmental Entity having jurisdiction over Holdings is required in connection with the execution, delivery and performance of this Agreement, or the consummation by Holdings of the transactions contemplated by this Agreement.

(g)    Neither Holdings nor any Person controlling or controlled by Holdings is a country, territory, individual or Person listed on, included within or associated with any of the countries, territories, individuals or entities referred to on the U.S. Department of Treasury’s Office of Foreign Assets Control’s List of Specially Designated Nationals and Blocked Persons and any other prohibited person lists maintained by Governmental Authorities.

(h)    Except for the Preferred Shares and shares owned by the Lion Fund, as of the date of this Agreement, neither Holdings nor any of its Affiliates (other than any portfolio company with respect to which Holdings is not the Party exercising control over investment decisions) are the owners of record of shares of Common Stock or securities convertible into or exchangeable for Common Stock.

(i)    EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES MADE BY THE COMPANY IN SECTION 2.1, HOLDINGS HEREBY ACKNOWLEDGES AND AGREES ON BEHALF OF ITSELF AND ITS AFFILIATES AND REPRESENTATIVES THAT IT HAS NOT RELIED UPON ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WITH RESPECT TO THE STOCK CONSIDERATION OR THE COMPANY OR ANY OF THE COMPANY’S SUBSIDIARIES OR THEIR RESPECTIVE BUSINESSES, OPERATIONS, ASSETS, LIABILITIES, CONDITION OR PROSPECTS, INCLUDING WITH RESPECT TO (I) ANY FINANCIAL PROJECTION, FORECAST, ESTIMATE, BUDGET OR PROSPECT INFORMATION RELATING TO THE COMPANY OR ANY OF THE COMPANY’S SUBSIDIARIES OR THEIR RESPECTIVE BUSINESS, OR (II) ANY ORAL OR WRITTEN INFORMATION PRESENTED TO HOLDINGS OR ANY OF ITS AFFILIATES OR REPRESENTATIVES IN THE COURSE OF ITS DUE DILIGENCE INVESTIGATION OF THE COMPANY, THE NEGOTIATION OF THIS AGREEMENT OR IN THE COURSE OF THE TRANSACTIONS CONTEMPLATED HEREBY. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, NOTHING IN THIS AGREEMENT SHALL LIMIT THE RIGHT OF HOLDINGS TO RELY ON THE REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN ANY CERTIFICATE DELIVERED HEREUNDER, NOR WILL ANYTHING IN THIS AGREEMENT OPERATE TO LIMIT ANY CLAIM BY HOLDINGS FOR FRAUD.

ARTICLE III

COVENANTS

Section 3.1    Filings; Other Actions

(a)    Further Assurances. From the date hereof until the Closing, Holdings, on the one hand, and the Company, on the other hand, will cooperate and consult with the other and use commercially reasonable efforts to prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to obtain all necessary permits, consents, orders, approvals and authorizations of, or any exemption by, all third parties and Governmental Entities, and the expiration or termination of any applicable waiting period, required, necessary or advisable to consummate the transactions contemplated by this Agreement. Each of the Company and Holdings shall execute and deliver both before and after the Closing such further certificates, agreements and other documents and take such other actions as the other Party may reasonably request to consummate or implement such transactions or to evidence such events or matters. The Company and Holdings hereby acknowledge and agree that no approvals or authorizations of, filings or registrations with, or notifications to, or expiration or termination of any applicable waiting period, under the Hart‑Scott‑Rodino Antitrust Improvements Act of 1976, as amended is required prior to Closing to consummate the Exchange.

(b)    Public Announcements. Any press release with respect to this Agreement and the transactions contemplated hereby shall be mutually agreed upon by the Company and Holdings.

Section 3.2    Corporate Actions

. Prior to the Closing, the Company shall file in the office of the Secretary of State of the State of Nevada the Amendment in the form attached to this Agreement as Exhibit B, with such changes thereto as may be agreed to by Holdings and approved by the Board.

Section 3.3    State Securities Laws

. Prior to the Closing, the Company shall use commercially reasonable efforts to (a) obtain all necessary permits and qualifications, if any, or secure an exemption therefrom, required by any state prior to the offer and exchange of the Stock Consideration, and (b) cause such authorization, approval, Permit or qualification to be effective as of the Closing.

Section 3.4    Takeover Statutes

. The Company shall (a) take all actions necessary so that no Takeover Statute is or becomes applicable to the transactions contemplated by this Agreement, and (b) if any such Takeover Statute is or becomes applicable to the transactions contemplated by this Agreement, take all action necessary so that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated hereby and thereby and otherwise to eliminate or minimize the effect of such Takeover Statute on the transactions contemplated by this Agreement.

ARTICLE IV

MISCELLANEOUS

Section 4.1    Expenses

. Each of the Parties will bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated pursuant to this Agreement.

Section 4.2    Amendment; Waiver

. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by each Party. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The conditions to each Party’s obligation to consummate the Closing are for the sole benefit of such Party and may be waived by such Party in whole or in part to the extent permitted by applicable Law. No waiver of any Party to this Agreement, as the case may be, will be effective unless it is in a writing (electronic mail to suffice) signed by a duly authorized officer of the waiving Party that makes express reference to the provision or provisions subject to such waiver. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

Section 4.3    Counterparts

. For the convenience of the Parties, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Agreement may be delivered by facsimile or other means of electronic transmission and such facsimiles or other means of electronic transmission will be deemed as sufficient as if actual signature pages had been delivered.

Section 4.4    Governing Law; Submission to Jurisdiction

. This Agreement will be governed by and construed in accordance with the Laws of the State of Nevada, without giving effect to any choice or conflict of law provision or rule (whether in the State of Nevada or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Nevada. The Parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the district courts located in the State of Texas, or in the event (but only in the event) that such court shall not have subject matter jurisdiction, any federal court of the United States or other state court located in the State of Texas, for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. Each Party to this Agreement hereby irrevocably waives any defense in any such action, suit or proceeding that it is not personally subject to the jurisdiction of the above named courts and to the fullest extent permitted by applicable Law, that the action, suit or proceeding in any such court is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

Section 4.5    WAIVER OF JURY TRIAL

. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 4.6    Notices

. Any notice, request, instruction or other document to be given hereunder by any Party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally or by telecopy, electronic mail or facsimile, upon confirmation of receipt (it being understood that the Parties agree to provide confirmation of receipt immediately upon the receipt of any notice by telecopy, electronic mail or facsimile), (b) on the first business day following the date of dispatch if delivered by a recognized next‑day courier service, or (c) on the third business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. Holdings agrees that any notice required or permitted by this Agreement or under the Company’s Articles of Incorporation, as amended, or Bylaws, Chapter 78 of the Nevada Revised Statutes, amended, or other applicable Law may be given to Holdings at the address or by means of electronic transmission as set forth below. Holdings further agrees to notify the Company of any change to Holdings’ electronic mail address, and further agrees that the provision of such notice to the Company shall constitute the consent of Holdings to receive notice at such electronic mail address. In the event that the Company is unable to deliver notice to Holdings at the electronic mail address so provided by Holdings, Holdings shall, within two (2) business days after a request by the Company, provide the Company with a valid electronic mail address to which Holdings consents to receive notice at such electronic mail address. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the Party to receive such notice.

If to Holdings:

Biglari Holdings, Inc.

17802 IH-10 West, Suite 400

San Antonio, Texas 78257

Attn: Sardar Biglari; Philip L. Cooley; Kenneth R. Cooper

with a copy to (which copy shall not constitute notice):

Latham & Watkins

1271 Avenue of the Americas

New York, New York 10020

Attn: Charles E. Carpenter

E-mail: charlie.carpenter@lw.com

If to the Company:

Abraxas Petroleum Corporation

18803 Meisner Drive

San Antonio, TX 78258

Attn: Robert L.G. Watson

E‑mail: bwatson@abraxaspetroleum.com

with a copy to (which copy shall not constitute notice):

Dykema Gossett PLLC

112 East Pecan Street, Suite 1800

San Antonio, TX 78205

Attn: James B. Smith, Jr.

E‑mail: jsmith@dykema.com

Section 4.7    Entire Agreement

. This Agreement (including the Exhibits and schedules hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the Parties, with respect to the subject matter hereof.

Section 4.8    Assignment

. Neither this Agreement, nor any of the rights, interests or obligations hereunder shall be assigned by either of the Parties (whether by operation of law or otherwise) without the prior written consent of the other Party.

Section 4.9    Interpretation; Other Definitions

. Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neutral genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. All article, section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex and schedule references not attributed to a particular document shall be references to such exhibits, annexes and schedules to this Agreement. In addition, the following terms are ascribed the following meanings:

(a)    the word “or” is not exclusive;

(b)    the words “including,” “includes,” “included” and “include” are deemed to be followed by the words “without limitation”;

(c)    the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision;

(d)    references herein to any Person shall include such Person’s heirs, executors, personal representatives, administrators, successors and assigns; provided, however, that nothing contained in this clause (e) is intended to authorize any assignment or transfer not otherwise permitted by this Agreement;

(e)    references herein to a Person in a particular capacity or capacities shall exclude such Person in any other capacity;

(f)    with respect to the determination of any period of time, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”;

(g)“    extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”;

(h)    the term “business day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Texas generally are authorized or required by Law or other governmental action to close; and

(i)    the term “Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

(j)“    Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is Com, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, for purposes of this Agreement, (i) the Company and the Company’s subsidiaries, on the one hand, and Holdings, on the other, shall not be considered Affiliates, (ii) with respect to Holdings, any other investment fund, investment account or investment company that is managed, advised or sub‑advised by the same investment advisor as Holdings or by an Affiliate of such investment advisor, shall be considered controlled by, and an Affiliate of, Holdings and (iii) no portfolio company (as such term is customarily used in the private equity industry) of Holdings or any of its Affiliates shall be considered or otherwise deemed to be an Affiliate thereof (other than for purposes of Section 2.1(a) and Section 3.1(c)).

(k)“    Law” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, order, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity, including any international, foreign, national, state, provincial, regional, or local authority, relating to pollution, the protection of occupational health and workplace safety, the environment, or natural resources, or to use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by such to conduct its business.

(l)“    Representatives” means, with respect to any Person, such Person’s directors, officers, employees, agents, consultants and advisors.

(m)“    Takeover Statutes” means any “business combination,” “control share acquisition,” “fair price,” “moratorium” or other takeover or anti-takeover statute or similar Law.

Section 4.10    Severability

. If any provision of this Agreement or the application thereof to any Person (including the officers and directors the Parties hereto) or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination, the Parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the Parties.

Section 4.11    No Third Party Beneficiaries

. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any Person other than (a) the Parties (and their permitted assigns) and (b) each Non-Recourse Party pursuant to this Section 4.11 and Section 4.14, any benefit right or remedies.

Section 4.12    Termination

. Prior to the Closing, this Agreement may only be terminated:

(a)    by mutual written agreement of the Company and Holdings;

(b)    by either Party, upon written notice to the other Party in the event that the Closing shall not have occurred on or before December 31, 2022 (the “Outside Date”); provided, however that the right to terminate this Agreement pursuant to this Section 4.12(b) shall not be available to any Party whose failure to fulfill any obligations under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date; or

(c)    by either the Company or Holdings as to itself if a United States court of competent jurisdiction shall permanently enjoin the consummation of the Exchange and such injunction shall be final and non-appealable.

Section 4.13    Effects of Termination

. Subject to Sections 3.2 and 4.1, in the event of any termination of this Agreement in accordance with Section 4.12, no Party (or any of its Affiliates) shall have any liability or obligation to the other Party (or any of its Affiliates) under or in respect of this Agreement, except to the extent of (a) any liability arising from any breach by such Party of its obligations of this Agreement arising prior to such termination and (b) any fraud or intentional or willful breach of this Agreement. In the event of any such termination, this Agreement shall become void and have no effect, and the transactions contemplated hereby shall be abandoned without further action by the Parties, in each case, except (x) as set forth in the preceding sentence and (y) that the provisions of Section 3.2 and this Article IV shall remain in full force and effect and shall survive any termination of this Agreement. None of the Parties or any of their respective Affiliates shall have any liability with respect to any representation, warranty, covenant or agreement from and after the time that such representation or warranty ceases to survive hereunder.

Section 4.14    Non‑Recourse

. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as Parties, including entities that become a Party after the date hereof or that agree in writing for the benefit of the Company to be bound by the terms of this Agreement applicable to Holdings, and then only with respect to the specific obligations set forth in this Agreement applicable to such Party, and no former, current or future equity holders, controlling Persons, directors, officers, employees, agents or Affiliates of any Party hereto or any former, current or future equityholder, controlling Person, director, officer, employee, general or limited partner, member, manager, agent or Affiliate of any of the foregoing (each, a “Non‑Recourse Party”) shall have any liability for any obligations or liabilities of the Parties to this Agreement or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the transactions contemplated hereby or in respect of any representations made or alleged to be made in connection herewith. Without limiting the rights of any Party against the other Party, in no event shall any Party or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non‑Recourse Party. To the extent permitted by Law, each Party hereby (a) waives and releases all such claims, causes of action, liabilities and other obligations against any such Non-Recourse Parties, (b) waives and releases any and all claims, causes of action, rights, remedies, demands or actions that may otherwise be available to avoid or disregard the entity form of a Party or otherwise impose the liability of a Party on any Non-Recourse Party, whether granted by law or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization or otherwise, and (c) disclaims any reliance upon any Non-Recourse Parties with respect to the performance of this Agreement, and any representation or warranty made in, in connection with or as an inducement hereto.

[Signature Page Follows.]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the Parties as of the date first herein above written.

ABRAXAS PETROLEUM CORPORATION By: _____________________________________ Name: Robert L.G. Watson Title: Chief Executive Officer

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the Parties as of the date first herein above written.

BIGLARI HOLDINGS, INC. By: _____________________________________ Name: Sardar Biglari Title: Authorized Signatory

EXHIBIT A

FORM OF STOCK POWER AND ASSIGNMENT

See attached.

IRREVOCABLE STOCK POWER

FOR VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, BIGLARI HOLDINGS, INC., an Indiana corporation (“Assignor”), hereby assigns, transfers, and conveys to ABRAXAS PETROLEUM CORPORATION., a Nevada corporation, all of Assignor’s right, title, and interest in and to 685,505 shares of Series A Preferred Stock, par value $0.01 per share (the “Shares”), of ABRAXAS PETROLEUM CORPORATION, a Nevada corporation (the “Company”), plus any Accreted Preference Amount (as defined in that certain Certificate of Designation of Series A Preferred Stock of the Company, dated as of January 3, 2022) with respect thereto, which Shares and Accreted Preference Amount are uncertificated and held in book entry form, and hereby irrevocably appoints ______________________________, as Assignor’s attorney-in-fact, to transfer (or cause the transfer agent to transfer) said Shares and Accreted Preference Amount on the books of the Company maintained for that purpose, with full power of substitution in the premises.

ASSIGNOR:

BIGLARI HOLDINGS, INC.

By:

Name: Sardar Biglari

Title: Authorized Signatory

Date:                            , 2022

EXHIBIT B

FORM OF AMENDMENT TO ARTICLES OF INCORPORATION

See attached.